THE SWISS HELVETIA FUND, INC.

Dear Shareholder:

I am writing this letter to let you know that at the recent Board meeting of The Swiss Helvetia Fund, Inc. (the “Fund”), I was elected to succeed Sam Witt as Chairman of the Fund’s Board. Sam has been a Director of the Fund since the Fund’s initial public offering in 1987 and had served as Chairman for nearly a decade. Sam’s leadership, insight and commitment to the Fund have been a guiding force for the Board and we are delighted he will continue as a member. David Bock has been elected by the Board to succeed me as Chairman of the Fund’s Audit Committee, where he has been a valued member for many years.

2015 has been a busy year for the Fund and I am happy to report that we continue to make progress in a number of important areas. One particular area of focus has been the full integration of Schroders as the Fund’s investment adviser. We continue to be impressed with the breadth and depth of Schroders’ resources in managing the Fund’s investment portfolio and providing the day-to-day oversight of the administrative and other aspects of the Fund. On another front, we are pleased to welcome J.P. Morgan Chase Bank, N.A. (JPM) on board as of October 1st as the Fund’s custodian, administrator and fund accountant. After a comprehensive review of potential service providers conducted by Schroders and the Board, the Board unanimously supported Schroders’ recommendation of JPM to assume these duties. We look forward to the professionalism and expertise they will bring to bear on these functions. Finally, the Board is continuing to make progress in controlling Fund expenses through a range of actions. Overall, we believe that these actions will result in important savings to shareholders while, at the same time, strengthening the investment discipline, risk controls and compliance functions that support the Fund.

As shareholders of the Fund, the entire Board would like to express our thanks for your continued confidence and support. We look forward to keeping you posted on future developments, as we continue to work to enhance shareholder value.

Sincerely,

Brian A. Berris

Chairman

THE SWISS HELVETIA FUND, INC.

For the three-month period ended September 30, 2015, the performance of the Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), decreased -5.76% in US dollars. For the same period, the Fund’s share price performance decreased -5.03%, as the discount at which the Fund traded its shares narrowed. This compares with a decrease of -6.64% in the Swiss equity market, as measured by the performance of the Swiss Performance Index (the “Index” or “SPI”) in US dollars. Since the beginning of the year, the Fund’s NAV decreased -0.01% while the share price declined -0.26% in US dollars. This compares to -0.57% of the SPI in US dollars.

Economic environment during the period under review

Global economic review

While the US economy may have been the main reason for a reduced global economic growth forecast during the first six months of 2015, it was the emerging markets, especially China, which fueled uncertainties regarding global growth during the third quarter. It appears that the time of Chinese growth rates in excess of 7% has definitely come to an end. Meanwhile, the European economy continued its slow recovery from a low base, fulfilling market expectations on growth on the back of a weak euro and low commodity prices.

In terms of monetary policy, the US Federal Reserve (the “Fed”) decided not to raise the Fed funds rates. The massive quantitative easing program of the European Central Bank (“ECB”) has still not caused any inflationary pressures. In addition, the move of German Bund yields towards zero reversed from April onward, remaining relatively stable with around a 0.6%—0.9% yield. On January 15, 2015, the Swiss National Bank (“SNB”) abandoned its floor of the Swiss franc against the euro of 1.20. This led to Swiss franc interest rates becoming negative.

Swiss economic review

At the time of this writing, Swiss economic data was only available for the first six months of 2015: Swiss real GDP in the second quarter increased by 0.2% (not annualized)—a reversal of the first quarter’s 0.2% decline, due in part to measures taken by companies to improve results. Additionally, the euro strengthened compared to the Swiss franc, which appears to have removed some of the pressure that had been caused by the strong Swiss franc after the SNB’s action. After this somewhat unexpected recovery in the second quarter, both the State Secretariat of Economic Affairs (SECO) and the Swiss business cycle research institute (KOF) raised GDP growth expectations to +0.9% for the full year 2015, up from +0.8% (SECO) and +0.4% (KOF). The unemployment rate fell to 3.2% from 3.3%, as registered in June.

Market environment during the period under review

Over the three-month period ended September 30, 2015, in their original index

THE SWISS HELVETIA FUND, INC.

currencies, European, US, global and Swiss equities all had negative returns with Swiss equities leading (-2.7%), and European equities (-8.8%) lagging global stocks. When measured in US dollars, the S&P 500 (-6.4%) emerged as among the leading indexes, closely followed by the SPI which returned -6.6% over the period. Within Swiss equities and measured in US dollars, consumer staples was the only sector with a positive performance (+3.9%), driven by the Index heavyweight Nestlé (+3.9%). All other sectors had negative returns with, unsurprisingly, the energy sector (-20.0%) being the worst performer. Small and mid-caps outperformed the overall SPI by 1.3% when measured in US dollars.

Performance

The Fund’s performance benefited in absolute US dollar terms from its larger positions in Nestlé and Lindt & Spruengli. A few smaller holdings were also helpful for absolute performance: Tecan, VZ Holding, Gategroup, Leonteq and Airopack. With the exception of Nestlé, these stocks also contributed positively to performance compared to the return of the SPI. Additionally, the Fund’s zero weights in Zurich Insurance, LafargeHolcim, ABB and its underweight in UBS contributed positively to relative performance. With respect to the Fund’s larger positions, Nestlé contributed slightly positive on an absolute basis but negatively on a relative one due to the Fund’s underweight position. Sunrise, Basilea, Evolva, Syngenta and Burckhardt Compression were positions that contributed negatively towards relative performance.

Stock selection was positive for the third quarter. Overall there was a positive effect from stock and sector allocation on the Fund’s NAV, resulting in a relative return of 1.2% in US dollars compared to the SPI, before taking into account the impact of Fund expenses, and private equity revaluations.

Private Equity Investments

The value of the Fund’s private equity investments decreased during the reporting period. Approximately half of this decrease stems from the US dollar appreciation against the Swiss franc, as these investments are valued in Swiss francs due to their base of operations. There was a negative revaluation at Kuros, reflecting the terms of capital increases. In addition, there was a slightly negative adjustment to the valuation of the limited partnership Aravis.

Portfolio changes

During the quarter ended September 30, 2015, there were 13 purchases and 10 sales of listed equities on a net basis. As of September 30, 2015, there are 37 listed companies held by the Fund, 6 direct investments in private equity firms and 2 participations held in private equity limited partnerships.

THE SWISS HELVETIA FUND, INC.

Portfolio changes for the quarter ended September 30, 2015

New Investments by the Fund

Aryzta AG

SFS Group AG

Additions to Existing Investments

Airopack Technology Group AG

ams AG

Bucher Industries AG

Compagnie Financiere Richemont SA

DKSH Holding, Ltd.

Feintool International Holding AG

GAM Holding AG

Implenia AG

Logitech International SA

Sunrise Communications Group AG

Syngenta AG

Positions Entirely Disposed of

EFG International AG

Leonteq AG

Reductions in Existing Investments

Actelion, Ltd.

Banque Cantonale Vaudoise

Credit Suisse Group AG

Evolva Holding SA

Lonza Group AG

Tecan Group AG

UBS Group AG

VZ Holding AG

In the third quarter of 2015, we added two new positions to the Fund: Aryzta and SFS.

•

Aryzta is a large producer of specialty bakery products for food retailers, convenience shops and quick-serve restaurants around the world. We bought a position in Aryzta after the stock declined 25%. We anticipated this level of negative market reaction, and are now more comfortable with the company’s valuation.

•

SFS has a high quality business for niche fasteners and its business model allows for high margins and high free cash flows. We used the steady decline in the share price of SFS during the third quarter to buy a position at the end of this quarter as we believed the valuation became attractive for such a high quality asset.

We increased the Fund’s positions in several stocks, taking advantage of the high volatility during the quarter to add to Compagnie Financiere Richemont, GAM, Bucher Industries, Feintool, Implenia, DKSH and Logitech. We increased our position in Syngenta after Monsanto announced its withdrawal of the take-over offer for Syngenta, which was primarily thwarted by Syngenta’s board and management, which believed that the valuation offered by Monsanto didn’t reflect Syngenta’s value.

We reduced several positions, notably Credit Suisse, UBS and Actelion. We reduced

THE SWISS HELVETIA FUND, INC.

both banks after a strong share price performance that in our view doesn’t reflect the risk of higher regulatory capital requirements. With regards to Actelion, BCV, VZ Holding and Lonza, after a good share price performance, we saw limited upside and so we decided to reduce our exposure to these stocks.

During the third quarter, we completely disposed of our positions in EFG International and Leonteq. We decided to sell the remainder of our position in Leonteq after a strong share price reaction following the announcement of new partnerships. We also sold the remainder of our position in EFG International before they released their half year figures as we didn’t see a lot of upside and were cautious that the numbers could disappoint market expectations on growth. Both stocks have declined since.

Outlook

Global economic outlook

As of the end of the third quarter of 2015, we continue to believe that overall global growth in 2015 will be in the 2% to 2.5% range. We are aware, however, that only three months ago we lowered our estimate from slightly above 3%. For the time being, we continue to believe that the increasingly deteriorating growth prospects of developing economies will be partly offset by better performance in the developed world, which should be fueled by favorable interest rates and energy prices. Growth in the emerging economies has disappointed for some time already and the recent signs of a slowdown in China have further reduced the prospects for growth. It was generally expected that Chinese growth would hover around 7%, but recent actions of the People’s Bank of China indicate to us that growth will be substantially lower. For 2016, global growth could even be slightly lower than in 2015 as the full impact of the slowdown in emerging economies is realized and prospects for growth in the developed world appear limited.

Given the feeble global growth environment, which is highlighted by a sliding momentum in emerging countries and subdued inflationary pressures, we expect the first rate increase in the US to occur some time in the first half of 2016. In the Eurozone, quantitative easing is in full swing and an end is not in sight for the time being. Inflationary pressures in consumer prices appear to be minimal and there is a significant downward pressure on prices due to lower energy prices. On the other hand, inflation is clearly showing up in financial and real estate markets.

Swiss economic outlook

While the Swiss economy’s impressive growth since 2011 appears to have been put on hold during the reporting period, we do not believe that the overall environment has changed. After having fallen at the beginning of the year as a response to the SNB’s decision, earnings estimates for the SPI have recovered and now point towards moderate growth compared to earnings recorded in the

THE SWISS HELVETIA FUND, INC.

past financial year. That said, aggressive expansionary monetary policy around the globe is a main driver of equity markets, and we believe that earnings, which would normally be a major driver of equity markets, do not play as significant a role in such a liquidity-driven environment.

Investment view

In brief, we continue to view prospects for equity markets with cautious optimism. While the liquidity injected by Central Banks is still significant, other sources of liquidity have decreased in the recent past. Besides the deterioration of economic prospects in the emerging markets, this has also led to increased volatility in the equity market. Given what we believe to be elevated levels of stock prices, we expect volatility to remain high and further temporary setbacks over the coming quarters cannot be excluded. On the bright side, this offers us—as active, price conscious investors—opportunities to add or increase positions in stocks that have unduly corrected and are still attractive from a long-term perspective. Therefore, as with the last three quarters, our intent is to continue to take advantage of opportunities we see in the current market environment.

Ultimately, we continue to believe that Swiss equities are a good investment, especially in the long term. Many Swiss companies are global leaders in their industry and we believe that Swiss companies will be able to cope successfully with a strong Swiss franc, as they have done over the last several decades.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	September 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 91.89%

Banks — 3.74%

1,000	Banque Cantonale Vaudoise	$588,476	0.17%
Offers consumer loans, treasury management, pension funds, investment management services, trades in commodities, advises on mergers and acquisitions and offers securities brokerage services.
	(Cost $536,009)

323,600	Credit Suisse Group AG	7,756,332	2.22%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $7,964,589)

256,500	UBS Group AG	4,727,832	1.35%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $3,527,217)

		13,072,640	3.74%

Biotechnology — 5.19%

37,500	Actelion, Ltd.	4,747,467	1.36%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $1,623,085)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

40,000	Basilea Pharmaceutica AG1	$3,835,841	1.10%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $2,929,973)

1,543,750	Evolva Holding SA1	1,611,529	0.46%
	Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $1,263,348)

48,000	Lonza Group AG	6,278,170	1.80%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $4,504,431)

3,029	NovImmune SA1,2	1,633,695	0.47%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		18,106,702	5.19%

Chemicals — 3.71%

72,000	Clariant AG	1,209,211	0.35%
	Develops, produces, markets and sells specialty chemical products for various end markets. (Cost $1,206,134)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Chemicals — (continued)

36,800	Syngenta AG3	$11,754,457	3.36%
	Produces herbicides, insecticides, fungicides, and seeds for field crops, vegetables, and flowers. (Cost $12,325,929)

		12,963,668	3.71%

Construction & Materials — 3.66%

3,375	Belimo Holding AG	7,080,903	2.02%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $7,119,603)

116,000	Implenia AG	5,722,239	1.64%
Provides construction, civil and underground engineering services. Implenia’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $7,120,090)

		12,803,142	3.66%

Financial Services — 2.12%

153,000	GAM Holding AG	2,685,447	0.77%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $2,651,086)

No. of Shares	Security	Fair Value	Percent of Net Assets

Financial Services — (continued)

15,300	VZ Holding AG	$4,744,550	1.35%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $2,517,826)

		7,429,997	2.12%

Food & Beverage — 18.12%

52,055	Aryzta AG	2,198,659	0.63%
A global food business with a leadership position in frozen bakery, par-baked artisan breads as well as a wide range of specialty bakery products. Aryzta’s food offerings include artisan breads, buns and rolls, muffins, frozen cookie dough, laminated dough, donuts, continental pastries, sweet and savoury reception goods and a variety of savoury pizzas and tarts.
	(Cost $2,517,287)

273	Lindt & Sprungli AG3	19,316,196	5.52%
	Major manufacturer of premium Swiss chocolates. (Cost $6,930,228)

558,143	Nestlé SA3	41,842,160	11.97%
	Largest food and beverage processing company in the world. (Cost $11,614,346)

		63,357,015	18.12%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — 8.80%

46,000	Adecco SA	$3,354,314	0.96%
	Provides personnel and temporary help, and offers permanent placement services internationally for professionals and specialists in a range of occupations. (Cost $3,500,317)

32,000	Bucher Industries AG	6,857,845	1.96%
	Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $10,034,206)

25,000	Burckhardt Compression Holding AG3	8,059,563	2.30%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $7,425,952)

77,000	DKSH Holding, Ltd.	4,858,305	1.39%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $5,525,266)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

36,989	Feintool International Holding AG	$3,388,103	0.97%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $3,346,689)

301,000	OC Oerlikon Corp. AG	2,945,001	0.84%
Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.
	(Cost $3,597,167)

22,000	SFS Group AG	1,322,792	0.38%
Provides automotive products, building and electronic components, flat roofing, and solar fastening systems. The Company operates production facilities in Asia, Europe and North America.
	(Cost $1,405,530)

		30,785,923	8.80%

Insurance — 3.47%

8,581	Helvetia Holding AG	4,200,044	1.20%
	Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $3,909,132)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Insurance — (continued)

35,700	Swiss Life Holding AG3	$7,943,077	2.27%
	Provides life insurance and institutional investment management. (Cost $8,217,923)

		12,143,121	3.47%

Medical Equipment — 5.08%

168,000	Kuros Biosurgery AG1,2	306,049	0.09%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

56,000	Sonova Holding AG	7,186,982	2.06%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $8,573,645)

3,731	Spineart SA1,2	1,820,022	0.52%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

60,000	Tecan Group AG3	8,424,931	2.41%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $5,908,100)

		17,737,984	5.08%

No. of Shares	Security	Fair Value	Percent of Net Assets

Personal & Household Goods — 5.55%

139,000	Compagnie Financiere Richemont SA3	$10,768,908	3.08%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $10,150,837)

120,000	Swatch Group AG3	8,627,571	2.47%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. The company also operates retail boutiques. (Cost $11,111,863)

		19,396,479	5.55%

Pharmaceuticals — 25.25%[4]

530,000	Novartis AG3	48,492,477	13.86%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,426,545)

151,500	Roche Holding AG3	39,848,019	11.39%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious, autoimmune, and for other areas including dermatology and oncology.
	(Cost $8,841,735)

		88,340,496	25.25%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Retail — 1.14%

34,125	Dufry AG1	$3,981,425	1.14%
	Operates duty-free shops in countries such as the Caribbean, France, Italy, Mexico, Russia, Singapore, the United Arab Emirates and the United States. (Cost $4,944,396)

		3,981,425	1.14%

Technology — 3.63%

170,000	Airopack Technology Group AG1	2,018,217	0.58%
Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to high viscosity (such as gels, creams or foam) into recyclable plastic packaging (PET).
	(Cost $1,796,441)

76,600	ams AG	2,845,748	0.81%
Develops and manufactures high-performance analog semiconductors. The company’s product range includes sensor interfaces, power management ICs and wireless ICs for customers in the consumer, industrial, medical, mobile communications and automotive markets.
	(Cost $3,279,979)

No. of Shares	Security	Fair Value	Percent of Net Assets

Technology — (continued)

602,000	Logitech International SA	$7,824,583	2.24%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking, and audio and video communication.
	(Cost $8,025,882)

		12,688,548	3.63%

Telecommunications — 1.29%

79,000	Sunrise Communications Group AG1	4,519,599	1.29%
Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.
	(Cost $5,795,140)

		4,519,599	1.29%

Travel & Leisure — 1.14%

118,200	gategroup Holding AG	3,973,872	1.14%
Provides a wide range of services for airlines. The company specializes in catering and hospitality, provisioning and logistics, and onboard solutions to companies that serve people on the move. The company’s other customers include railroads and hotels.
	(Cost $3,847,274)

		3,973,872	1.14%

	Total Common Stocks (Cost $212,706,277)	321,300,611	91.89%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2015

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stocks — 1.14%

Biotechnology — 0.69%

8,400	Ixodes AG, Series B1,2,5	$695,057	0.20%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of lyme disease from a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B1,2	1,705,429	0.49%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		2,400,486	0.69%

Industrial Goods & Services — 0.13%

250,447	SelFrag AG, Class A, Series C1,2,5	230,684	0.06%

78,514	SelFrag AG, Class A, Series D1,2,5	72,319	0.02%

171,902	SelFrag AG, Class A, Series E1,2,5	158,338	0.05%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		461,341	0.13%

Medical Equipment — 0.32%

83,611	EyeSense AG, Series A Preferred[1,2]	198,524	0.06%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Equipment — (continued)

379,747	Kuros Biosurgery AG1,2	$921,093	0.26%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $930,329)

		1,119,617	0.32%

	Total Preferred Stocks (Cost $10,184,024)	3,981,444	1.14%
Private Equity Limited Partnerships — 2.10%

Biotechnology — 0.58%

	Aravis Biotech II, Limited Partnership[1,2,5] (Cost $2,918,672)	2,014,819	0.58%

Diversified Industries — 1.52%

	Zurmont Madison Private Equity, Limited Partnership[2,5] (Cost $8,514,955)	5,330,031	1.52%

	Total Private Equity Limited Partnerships (Cost $11,433,627)	7,344,850	2.10%

	Total Investments* (Cost $234,323,928)	332,626,905	95.13%

	Other Assets Less Other Liabilities, net	17,026,209	4.87%

	Net Assets	$349,653,114	100.00%

Net Asset Value Per Share:
	(349,653,114 ÷ 28,003,675 shares outstanding, $0.001 par value: 50 million shares authorized)		$12.49

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	September 30, 2015

[1]	Non-income producing security.
[2]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $15,086,060 or 4.31% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – June 24, 2015	$2,918,672
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 –August 28, 2009	2,516,639
Kuros Biosurgery AG – Preferred Shares	August 3, 2015	930,329
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, Limited Partnership	September 13, 2007 – June 30, 2015	8,514,955

		$28,308,728

[3]	One of the ten largest portfolio holdings.
[4]

The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of September 30, 2015, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in the industry until such time that the percentage of the Fund’s total assets invested in that industry is below 25%.

[5]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings, as of the end of the reporting period, are as follows:

Name of Issuer	Fair Value as of 12/31/14	Gross Additions	Gross Reductions	Fair Value as of 9/30/15
Aravis Biotech II, Limited Partnership	$1,984,736	$60,803	$—	$2,014,819
Ixodes AG – Preferred Shares B	683,480	—	—	695,057
Kuros Biosurgery AG – Common Shares	686,439	—	—	306,049
Kuros Biosurgery AG – Preferred Shares	—	930,329	—	921,093
Zurmont Madison Private Equity, Limited Partnership	12,978,154	195,187	(4,722,446)	5,330,031

	$16,332,809	$1,186,319	$(4,722,446)	$9,267,049

*	Cost for Federal income tax purposes is $233,176,909 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$127,034,233
Gross Unrealized Depreciation	(27,584,237)

Net Unrealized Appreciation (Depreciation)	$99,449,996

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	September 30, 2015

PORTFOLIO HOLDINGS
% of Net Assets as of September 30, 2015
Common Stocks
Pharmaceuticals	25.25%
Food & Beverage	18.12%
Industrial Goods & Services	8.80%
Personal & Household Goods	5.55%
Biotechnology	5.19%
Medical Equipment	5.08%
Banks	3.74%
Chemicals	3.71%
Construction & Materials	3.66%
Technology	3.63%
Insurance	3.47%
Financial Services	2.12%
Telecommunications	1.29%
Retail	1.14%
Travel & Leisure	1.14%
Preferred Stocks
Biotechnology	0.69%
Medical Equipment	0.32%
Industrial Goods & Services	0.13%
Private Equity Limited Partnerships
Diversified Industries	1.52%
Biotechnology	0.58%
Other Assets Less Other Liabilities, net	4.87%

100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, if any, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $15,086,060, or 4.31% of the Fund’s net assets at September 30, 2015, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$317,540,845	$—	$3,759,766	$321,300,611
Preferred Stock*	—	—	3,981,444	3,981,444
Private Equity Limited Partnerships	—	—	7,344,850	7,344,850

Total Investments in Securities	$317,540,845	$—	$15,086,060	$332,626,905

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at September 30, 2015	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Biotechnology
NovImmune SA—Common Shares	$1,633,695	Market approach	Recent round of financing	N/A
NovImmune SA—Preferred Shares	1,705,429	Market approach	Recent round of financing	N/A
Ixodes AG—Preferred Shares	695,057	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG, Class A, Series C—Preferred Shares	230,684	Market approach	Recent round of financing	N/A
SelFrag AG, Class A, Series D—Preferred Shares	72,319	Market approach	Recent round of financing	N/A
SelFrag AG, Class A, Series E—Preferred Shares	158,338	Market approach	Recent round of financing	N/A
Medical Equipment
Kuros Biosurgery AG—Common Shares	306,049	Market approach	Recent round of financing	N/A
Kuros Biosurgery AG—Preferred Shares	921,093	Market approach	Subscription price	N/A
EyeSense AG—Preferred Shares	198,524	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,820,022	Market approach	2014 peer group revenue multiples	3.0x-4.0x
Private Equity Limited Partnerships
Biotechnology
Aravis Biotech II—Limited Partnership	2,014,819	NAV as a practical expedient	N/A	N/A
Diversified Industries
Zurmont Madison Private Equity, Limited Partnership	5,330,031	NAV as a practical expedient	N/A	N/A
Total	$15,086,060

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the period ended September 30, 2015.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2014	$4,082,631	$3,084,987	$14,962,890	$22,130,508
Change in Unrealized Appreciation/Depreciation*	(322,865)	(33,872)	(3,471,661)	(3,828,398)
Net Realized Gain (Loss)	—	—	320,077	320,077
Gross Purchases**	—	930,329	255,990	1,186,319
Gross Sales**	—	—	(4,722,446)	(4,722,446)

Balance as of September 30, 2015	$3,759,766	$3,981,444	$7,344,850	$15,086,060

*	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on September 30, 2015.

**	For private equity limited partnership investments, represents contributions of capital or return of capital distributions received.

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

D. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

Note 2—Capital Commitments

As of September 30, 2015, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*		Fair Value as of September 30, 2015
Private Equity Limited Partnerships (a)
Aravis Biotech II, Limited Partnership	$3,326,169	$267,424		$2,014,819
Zurmont Madison Private Equity, Limited Partnership	14,328,114	4,406,248	(b)(c)	5,330,031

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 261,300 and 4,305,345 Swiss francs, respectively. The Swiss franc / U.S. dollar exchange rate as of September 30, 2015 was used for conversion and equals 0.9771.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

(b)	Although the Fund’s unfunded commitment amount generally cannot be used to fund new investments, the partnership may make capital calls up to the amount of the Fund’s unfunded commitment for purposes of, among other things, meeting ongoing partnership expenses and obligations, paying the general partner’s profit share, paying transaction costs and other costs related to the partnership’s portfolio investments, and, to a limited extent, to make certain follow-on investments related to the portfolio investments.

(c)	This amount does not reflect a capital call received by the Fund on October 15, 2015, in the amount of CHF 241,550 payable on or before October 29, 2015, to fund a guarantee and a follow-on investment with respect to a portfolio investment of the partnership. This capital call will reduce the unfunded commitment amount to 4,063,795 Swiss franc or $4,159,037 (using the Swiss franc / U.S. dollar exchange rate of 0.9771).

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown on the following page. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

The stock portion of any dividends or distributions you receive is not subject to the Plan. When the Fund declares dividends or distributions payable either in (i) stock or (ii) stock or cash at the election of the stockholder, you will receive newly issued shares of the Fund (unless you elect to receive your dividend or distribution in cash) on terms and conditions that are otherwise identical to those of the Plan.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

THE SWISS HELVETIA FUND, INC.

Independent Directors and Officers

Brian A. Berris

Chairman (Non-executive)

Samuel B. Witt III, Esq.

Director

David R. Bock[1]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey[2,3]

Director

Claus Helbig[4]

Director

R. Clark Hooper[2]

Director

Mark A. Hemenetz

President

Principal Executive Officer

Alan M. Mandel

Treasurer

Principal Financial Officer

Stephen M. DeTore

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

Abby L. Ingber

Chief Legal Officer

Secretary

David Marshall

Assistant Treasurer

Mark Tuttle

Assistant Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA

Administrator

Citi Fund Services Ohio, Inc. (through September 30, 2015)

JPMorgan Chase Bank, N.A. (effective October 1, 2015)

Custodian

Citibank, N.A. (through September 30, 2015)

JPMorgan Chase Bank, N.A. (effective October 1, 2015)

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $487 billion in assets under management as of June 30, 2015.

Executive Offices

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

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THE SWISS HELVETIA FUND, INC.

Executive Offices

875 Third Avenue, 22nd floor

New York, NY 10022

(800) 730-2932

www.swzfund.com

SWZ QR 9-30-15

A SWISS INVESTMENTS FUND

WWW.SWZFUND.COM

QUARTERLY REPORT

For the Period Ended

September 30, 2015